COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

(19) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Bank has entered into financial agreements with off-balance-sheet risk to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and financial guarantees. Those instruments involve, to varying degrees, elements of credit risk, interest rate risk, and liquidity risk, which may exceed the amount recognized in the consolidated financial statements. The contract amounts or notional amounts of those instruments express the extent of involvement the Bank has in particular classes of financial instruments.

With regard to financial instruments for commitments to extend credit, standby letters of credit, and financial guarantees, the Bank’s exposure to credit loss because of non-performance by another party is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

As of September 30, 2013, the Bank had outstanding commitments to originate $6.6 million in commercial real estate loans, $181.8 million of fixed rate residential first mortgage loans and $12.4 million of adjustable rate residential first mortgage loans. Commercial real estate loan commitments have approximate average committed rates of 5.0%. Residential mortgage loan commitments have an approximate average committed rate of 4.2% and approximate average fees and discounts of 0.1%. The interest rate commitments on residential loans generally expire 60 days after the commitment date. Interest rate commitments on commercial real estate loans have varying terms to expiration. As of September 30, 2013, the Bank had outstanding commitments related to stand-by letters of credit of $646,000.

As of September 30, 2012, the Bank had outstanding commitments to originate $361.5 million of fixed rate residential first mortgage loans and $47.1 million of adjustable rate residential first mortgage loans. Such residential mortgage loan commitments have an approximate average committed rate of 3.4% and approximate average fees and discounts of 0.1%. The interest rate commitments on residential loans generally expire 60 days after the commitment date. As of September 30, 2012, the Bank had outstanding commitments related to stand-by letters of credit of $794,000.

At September 30, 2013 and 2012, the Bank had commitments to sell loans of approximately $177.6 million and $405.2 million, respectively. These instruments contain an element of risk in the event that other parties are unable to meet the terms of such agreements. In such event, the Bank’s loans receivable held for sale would be exposed to market fluctuations. Management does not expect any other party to default on its obligations and, therefore, does not expect to incur any costs due to such possible default.